                                  SCHEDULE 14a
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the registrant /X/
    Filed by a party other than the registrant / /

    Check the appropriate box:
    / /  Preliminary proxy statement
    /X/  Definitive proxy statement
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                     LABOR READY, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as specified in its Charter)

                                     LABOR READY, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(2).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount previously paid:
          ----------------------------------------------------------------------
     (2)  Form, schedule or registration statement no.:
          ----------------------------------------------------------------------
     (3)  Filing party:
          ----------------------------------------------------------------------
     (4)  Date filed:
          ----------------------------------------------------------------------

                                     [LOGO]

                               Tacoma, Washington
                                 July 19, 1996

Dear Shareholders:

    It is a pleasure to invite you to your Company's 1996 Annual Meeting of Shareholders, to be held at the Company's old headquarters, 2342 Tacoma Avenue South, Tacoma, Washington, on Tuesday, August 20, 1996 at 10:00 a.m. (Pacific Daylight Time).

    The matters to be acted upon are described in the accompanying Notice of Annual Meeting and Proxy Statement.

    The Company has changed dramatically in the last year with its continued expansion and recent public offering. I hope that those shareholders who find the time and place convenient will attend the meeting. We will report on Labor Ready's operations and respond to any questions you may have.

    YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER TO ENSURE THAT YOUR VOTE IS COUNTED. IF YOU ATTEND THE MEETING, YOU WILL, OF COURSE, HAVE THE RIGHT TO VOTE YOUR SHARES IN PERSON.

                                          Very truly yours,

                                                       [LOGO]
                                          Glenn A. Welstad
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

                               LABOR READY, INC.
                              2156 PACIFIC AVENUE
                            TACOMA, WASHINGTON 98402

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TUESDAY, AUGUST 20, 1996

To the Shareholders:

    The Annual Meeting of the Shareholders of Labor Ready, Inc., a Washington corporation, will be held at the Company's old headquarters, 2342 Tacoma Avenue South, Tacoma, Washington, on Tuesday, August 20, 1996, at 10:00 a.m. (Pacific Daylight Time) for the following purposes:

    1. To elect the directors to serve until the next Annual Meeting of Shareholders, and until their respective successors are elected and qualified;

    2.  To approve the Company's 1996 Stock Option and Incentive Plan;

    3.  To approve the Company's 1996 Stock Purchase Plan;

    4. To ratify the selection of BDO Seidman, LLP as the Company's independent auditors; and

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on July 17, 1996 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

                                          By Order of the Board of Directors

                                                         [LOGO]
                                          Ronald L. Junck, SECRETARY
                                          Tacoma, Washington
                                          July 19, 1996

                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE MEETING.

                               LABOR READY, INC.
                              2156 PACIFIC AVENUE
                            TACOMA, WASHINGTON 98402
                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TUESDAY, AUGUST 20, 1996

    This Proxy Statement is furnished by the Board of Directors of Labor Ready, Inc., a Washington corporation (the "Company" or "Labor Ready"), to the holders of common stock, no par value, of the Company (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of the Company for the calendar year ending December 31, 1995 (the "Annual Meeting"), to be held at 10:00 a.m. (Pacific Daylight Time) on Tuesday, August 20, 1996, at the Company's old headquarters, 2342 Tacoma Avenue South, Tacoma, Washington, and at any adjournment thereof

    REVOCATION OF PROXIES. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. A proxy may be revoked: (i) by written notice to the Corporate Secretary of the Company at 2156 Pacific Avenue, Tacoma, Washington 98402; (ii) by submission of a proxy with a later date; (iii) by a written request delivered in person to return the executed proxy; or (iv) by attending the Meeting and voting at the Meeting. A shareholder's right to revoke his or her proxy is not limited by or subject to compliance with a specified formal procedure, but written notice should be given to the Secretary of the Company at or before the meeting so that the number of shares represented by proxy can be recomputed.

    VOTING OF PROXIES. When proxies are returned properly executed, the shares represented thereby will be voted, and will be voted in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the appropriate box on the enclosed proxy card; if no choice has been specified, the shares will be voted FOR THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND FOR EACH OF PROPOSALS 2, 3 AND 4 and, with respect to any other business that may come before the meeting, as recommended by the Board of Directors. A shareholder may vote for, against, or abstain from voting on, any matter that may properly come before the meeting.

    QUORUM. Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given ("Broker Non-Votes") will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

    EFFECT OF ABSTENTIONS AND BROKER NON-VOTES. Abstentions and Broker Non-Votes will have no effect in the election of directors nor in the approval of Proposals 2 or 3, since those proposals must be approved by a majority of the shares of the Company's Common Stock represented at the Annual Meeting.

    RECORD DATE. Shareholders of record at the close of business on July 17, 1996 are entitled to vote at the Meeting. At July 17, 1996, the Company had 7,562,683 shares of Common Stock outstanding, and there were 1,281,123 shares of preferred stock outstanding. Each share of Common Stock entitles the holder thereof to one vote and each share of preferred stock is entitled to one vote.

    DISCRETIONARY AUTHORITY. If any nominee for director is unable to serve or for good cause will not serve, or if any matters not specified in this Proxy Statement come before the meeting, eligible shares will be voted as specified by the named proxies pursuant to discretionary authority granted in the proxy. At the time this Proxy Statement was printed, management was not aware of any other matters to be voted on.

    SOLICITATION  OF PROXIES.   Proxies may be  solicited by officers, directors
and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services.

    MAILING AND FORWARDING OF PROXY MATERIALS. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about July 19, 1996. The Company will also arrange with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of the Company's common stock and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

    EXECUTIVE OFFICES. The principal executive office of the Company is 2156 Pacific Avenue, Tacoma, Washington. The phone number for the Company is (206) 383-9101.

PROPOSAL 1.  ELECTION OF DIRECTORS

    The Company's Board of Directors currently consists of five directors. The Board has recently adopted a resolution to increase the size of the Board from five to six members. The Board of Directors has unanimously nominated all current directors for election as directors, and nominated Richard W. Gasten as a new member of the Board. Directors are elected at the annual meeting of shareholders to serve until they resign or are removed, or are otherwise disqualified to serve, or until their successors are elected and qualified. The Board of Directors recommends a vote for each of the nominees. The nominees are as follows:

    GLENN A. WELSTAD, age 52, has served as the Company's Chairman of the Board of Directors, Chief Executive Officer and President since February 1988. Prior to joining the Company, Mr. Welstad was an officer of Body Toning, Inc., W.I.T. Enterprises, and Money Mailer from February 1987 to March 1989. In 1969 Mr.
Welstad   founded  Northwest  Management  Corporation,  a  holding  company  for restaurant operations. Over the course of 15 years, Mr. Welstad expanded the operations to 22 locations in five states, which included eight Hardee's Hamburger Restaurants as well as pizza and Mexican restaurants. In March 1984, Mr. Welstad sold his ownership interest in Northwest Management Corporation.

    RALPH E. PETERSON, age 62, has served as a director and Chief Financial Officer and Assistant Secretary of the Company since January 1996. On June 26, 1996, Mr. Peterson was appointed Treasurer of the Company. Prior to joining the Company he served as Executive Vice President and Chief Financial Officer of Rax Restaurants, Inc. from December 1991 until August 1995. Rax Restaurants, Inc. entered Chapter 11 bankruptcy on November 23, 1992 and emerged from bankruptcy pursuant to a plan of reorganization on November 8, 1993. From April 1983 to his retirement in December 1991, Mr. Peterson was Executive Vice President and Chief Financial Officer and a director of Hardee's Food Systems, Inc., a restaurant company operating and franchising over 4,000 restaurants located throughout the United States and abroad.

    ROBERT J. SULLIVAN, age 65, has served as a director of the Company since November 1994. Prior to joining the Company he served as a financial consultant of the Company from July 1993 to June 1994. Mr. Sullivan served as Chief Financial Officer of Unifast Industries, Inc. from June 1990 to November 1991, and General Manager of Reserve Supply Company of Long Island from July 1992 to December 1993.

    THOMAS E. MCCHESNEY, age 49, has served as a director of the Company since July 1995. In January 1996, Mr. McChesney become associated with Bathgate and McColley Capital, L.L.C. Mr. McChesney is also a director of Circle Sports Shop, Inc., Firstlink Communications, Inc. and THISoftware Co., Inc. Previously, Mr. McChesney was an officer and director of Paulson Investment Co. and Paulson Capital Corporation from March 1977 to June 1995.

    RICHARD W. GASTEN, age 58, has been nominated by the Board of Directors for election at the Meeting. Mr. Gasten has served as a director of the Company's Canadian subsidiary and as a consultant to the Company since September 1995. Since 1985, Mr. Gasten has served as a consultant on negotiations, strategic planning and financial transactions for a variety of companies, including

Mandate National Mortgage Corporation, Peoples Trust Company, Touche Ross Limited, and the B.C. Lions Football Club. Previously, from 1980 to 1985, Mr. Gasten was a Senior Vice-President with Western Capital Trust Company, a Canadian trust company based in Vancouver, B.C.

    RONALD L. JUNCK, age 48, has served as a director and Secretary of the Company since November 1995. He is an attorney in Phoenix, Arizona where he has specialized in business law and commercial transactions since 1974.

APPOINTMENT OF DIRECTORS

    Pursuant to the terms of the Shareholders Agreement (the "Shareholders Agreement") entered into as of October 31, 1995, between Allied Investment Corporation, Allied Investment Corporation II, Allied Capital Corporation II (collectively referred to herein as "Allied"), Seacoast Capital Partners Limited Partnership ("Seacoast"), Glenn A. Welstad, John R. Coghlan, Coghlan Family Corporation, and the Company, Allied and Seacoast may collectively appoint one of the Company's directors. To date they have not appointed a director.

INDEMNIFICATION OF DIRECTORS

    The Washington Business Corporation Act (the "Washington Business Act") provides that a company may indemnify its directors and officers as to certain liabilities. The Company's Articles of Incorporation and Bylaws provide for the indemnification of its directors and officers to the fullest extent permitted by law. The effect of such provisions is to indemnify the directors and officers of the Company against all costs, expenses and liabilities incurred by them in connection with any action, suit or proceeding in which they are involved by reason of their affiliation with the Company, to the fullest extent permitted by law.

COMPENSATION OF DIRECTORS

    Each nonemployee Director receives $1,000 for attending each regular or special board of directors meeting. In the past, Directors have from time to time been granted stock options. See Proposal 2.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Glenn A. Welstad, President and Chief Executive Officer of the Company, serves on the Compensation Committee of the Company's Board of Directors. Ronald
L. Junck also is a member of the Compensation Committee. During calendar year 1995, Mr. Junck performed legal services for the Company and his law firm received $184,269 from the Company for such legal services.

COMMITTEES

    COMPENSATION COMMITTEE. In early 1996, the Board of Directors appointed a compensation committee consisting of Messrs. Welstad, Junck and Sullivan to review and recommend executive compensation.

    AUDIT COMMITTEE. The Company appointed an Audit Committee in 1996, which consists of Messrs. Sullivan, Peterson and McChesney. The Audit Committee meets with management to consider the adequacy of the internal controls and the objectivity of financial reporting; the committee also meets with the independent auditors about these matters. The committee recommends to the board the appointment of the independent auditors, subject to ratification by the shareholders at the annual meeting.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

    Common stock ownership of all directors and officers of the Company and all persons known by management to be owners of five percent or more of the Company's outstanding equity securities, as of July 17, 1996, is set forth below. There are no other individuals known to management to be owners of five percent or more of the outstanding shares of any class of the Company's securities. Percentages reflected below are based on 7,562,683 common shares and 1,281,123 preferred shares outstanding on July 17, 1996.

                                                                                AMOUNT OF
NAME & ADDRESS OF                                                               BENEFICIAL
BENEFICIAL OWNER                                       TITLE OF CLASS         OWNERSHIP (1)       PERCENT OF CLASS
- ---------------------------------------------------  -------------------  ----------------------  -----------------
Glenn Welstad .....................................  Common Stock                 1,214,171               16.1%
 2156 Pacific Avenue                                 Preferred Stock                872,325               68.1%
 Tacoma, WA 98402
Robert J. Sullivan ................................  Common Stock                     9,000               *
                                                     Preferred Stock                    -0-
Thomas McChesney (2) ..............................  Common Stock                    29,158               *
                                                     Preferred Stock                    -0-
Ronald Junck ......................................  Common Stock                    46,158               *
                                                     Preferred Stock                    -0-
Ralph E. Peterson (3) .............................  Common Stock                    20,000               *
                                                     Preferred Stock                    -0-
John Coghlan (4) ..................................  Common Stock                   405,794                5.4%
 5102 S. Morrill Lane                                Preferred Stock                    -0-
 Spokane, WA 99223
Pauline L. Ferrell ................................  Common Stock                   118,302                1.6%
 6736 N. 58th                                        Preferred Stock                165,033               12.9%
 Scottsdale, AZ 85253
Sandra F. Jacques, Trustee ........................  Common Stock                       -0-               12.9%
 M. Jack Ferrell Trust                               Preferred Stock                165,032
 c/o David Haga
 2800 North Central, #1100
 Phoenix, AZ 85004
Dwight G. Enget ...................................  Common Stock                    23,900               *
 3400 S. Mill Ave., Suite 128                        Preferred Stock                 78,734                6.1%
 Tempe, Arizona 85286
All Officers and Directors                           Common Stock                 1,318,487               17.4%
 as a Group (5 individuals)........................  Preferred Stock                872,325               68.1%

- ------------------------
*   Less than 1%.

(1) Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and includes shares of Common Stock issuable upon exercise of options, warrants, and other securities convertible into or exchangeable for Common Stock ("Convertible Securities") currently exercisable or exercisable within 60 days of May 1, 1996.

(2) Includes 19,158 shares of Common Stock held individually by Thomas E. McChesney and 10,000 shares of Common Stock held by his wife, Elizabeth R. McChesney.

(3) Includes currently exercisable options to purchase 10,000 shares of Common Stock at $11.90 per share.

(4) Includes 75,294 shares of Common Stock held individually by John Coghlan and 330,500 shares of Common Stock held by the Coghlan Family Corporation, a Washington corporation, of which John Coghlan is President.

PROPOSAL 2.  APPROVAL OF THE COMPANY'S 1996 STOCK OPTION AND INCENTIVE PLAN

    At the Meeting, the shareholders will be requested to approve the Company's 1996 Employee Stock Option and Incentive Plan, a copy of which is attached as Exhibit A (the "Option Plan"). The Board of Directors recommends that shareholders vote for approval of the Option Plan so that the Company can recruit and retain competent, motivated employees. The Company competes nationwide with other companies for the services of these employees and must be able to offer comparable compensation benefits. The Option Plan is intended to permit the grant of "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1996 STOCK OPTION AND INCENTIVE PLAN.

DESCRIPTION OF THE OPTION PLAN

    The purpose of the Option Plan is to further the growth, development and financial success of the Company by aligning the personal interests of key employees, through the ownership of shares of the Company's Common Stock and through other incentives, to those of the Company's shareholders. The Option Plan allows the grant of incentive stock options, nonqualified stock options, stock appreciation rights and other rights based on the Company's stock (collectively, "awards"). The Option Plan is intended to provide flexibility to the Company in its ability to compensate key employees and to motivate, attract and retain the services of such key employees who have the ability to enhance the value of the Company and its Subsidiaries.

    NUMBER OF SHARES RESERVED FOR THE OPTION PLAN. The number of Shares that may be issued under the Option Plan shall not, together with the aggregate number of Shares issued pursuant to the 1996 Labor Ready Stock Purchase Plan (see Proposal 3), exceed 500,000 Shares. The actual number of Shares to be issued under the Option Plan shall be determined in the discretion of the Board of Directors. A maximum of fifteen percent (15%) of the Shares authorized under the Option Plan may be issued pursuant to awards that are not options or stock appreciation rights. The Shares may consist, in whole or in part, of authorized and unissued Shares, or of treasury Shares. No fractional Shares shall be issued under the Option Plan. The number of shares is subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding common stock.

    ELIGIBLE EMPLOYEES. The Compensation Committee may select for a grant under the Option Plan any executive, managerial, professional, technical or administrative employee of the Company, any Subsidiary or any Affiliate who is expected to contribute to its success. However, certain rules mandated by federal and state income tax law may limit the ability of certain employees to receive incentive stock options.

    PRICE PER SHARE. For incentive stock options and Director Options, the exercise price must be not less than the fair market value on the date such option is granted, as determined by the Compensation Committee. For nonqualified options, the exercise price is determined by the Compensation Committee. Stock appreciation rights may be granted, at a price not less than the fair market value on the date of grant, either in tandem with a stock option or independent of any stock option.

    COMMITTEE DISCRETION. The Committee has full and exclusive power to select eligible employees and consultants to whom awards are granted, determine the size and types of awards, determine the terms and conditions of awards, determine the payment requirements for exercise of awards, interpret the Option Plan and establish, amend or waive rules and regulations for the Option Plan's administration, and otherwise make all decisions necessary to administer the Option Plan.

    DIRECTOR OPTIONS. The Option Plan also provides for the grant to Directors of the Company an annual grant of a nonqualified option for 1,000 shares on the first business day of each January exercisable at the fair market value of the Company's common stock. In addition, the Board of Directors may grant a nonqualified option to a director upon his or her initial election or appointment to the Board of Directors.

    AMENDMENT DISCONTINUANCE OR TERMINATION OF THE OPTION PLAN. The Board shall have the right to amend, modify, or terminate the Option Plan at any time without notice, except that amendments and termination will not affect options or awards then outstanding. In addition, amendments of the Option Plan will not, except for adjustments related to changes in the Company's capitalization, increase the total number of shares to be offered or otherwise increase the benefits under the Option Plan unless shareholder approval is obtained.

    ADMINISTRATION. The Option Plan will be administered by the Board and has the power to make, administer, and interpret such rules and regulations as it deems necessary to administer the Option Plan.

    VESTING AND OTHER RESTRICTIONS. The Committee has the right to determine the terms and conditions of awards under the Option Plan, including vesting requirements. The shares subject to the Option Plan will be registered under applicable federal and state securities laws.

FEDERAL AND STATE INCOME TAX CONSEQUENCES RELATING TO THE OPTION PLAN

    The federal and state income tax consequences of an employee's participation in the Option Plan are complex and subject to change. The following discussion, is only a summary of the general rules applicable to options. A taxpayer's particular situation may be such that some variation of the general rules would apply.

INCENTIVE STOCK OPTIONS

    If an option granted under the Option Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of any shares acquired pursuant to the exercise of an incentive stock option, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.

    If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date of the grant of such option or within one year after transfer of the shares to him, any gain realized upon disposition of such shares will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal or state tax deduction.

    If the optionee disposes of the shares either within two years after the date that the option is granted or within one year after the transfer of the shares to him, such disposition will be treated as a "disqualifying disposition" with the result that an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

    The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the option price of such shares is included in income. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he exercises an incentive stock option.

    In general, there will be no federal or state income tax consequences to the Company upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal and state income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares.

NONQUALIFIED STOCK OPTIONS

    Nonqualified stock options granted under the Option Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary compensation income for federal and state income tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company out of the regular compensation paid to the optionee. If such compensation is not sufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company for any excess withholding tax liability.

    Upon a disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the date of their disposition. The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.

    In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal and state income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise.

NEW PLAN BENEFITS

    No options were granted to any Named Executive Officer in 1995. Thus, the Company is unable to include information with respect to the number of options which would have been granted to the Named Executive Officers or other executive offices if the Option Plan had been in effect in 1995.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting is required for approval of the Board's adoption of the Option Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE OPTION PLAN.

PROPOSAL 3.  APPROVAL OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

    At the Meeting, the shareholders will be requested to approve the Company's 1996 Employee Stock Purchase Plan, a copy of which is attached as Exhibit B (the "Purchase Plan"). The Board of Directors recommends that shareholders vote for approval of the Purchase Plan so that the Company can provide employees the opportunity to purchase the Company's stock through payroll deductions. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Code. THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN.

DESCRIPTION OF THE PURCHASE PLAN

    The purpose of the Purchase Plan is to provide eligible employees of the Company who wish to become shareholders in the Company a convenient method of doing so. The Board of Directors believes that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the shareholders.

    NUMBER OF SHARES RESERVED FOR THE PURCHASE PLAN. The number of Shares that may be issued under the Purchase Plan shall not, together with the aggregate number of Shares issued pursuant to the Option Plan (see Proposal 2), exceed 500,000 Shares, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding common stock. The Purchase Plan provides for the offer and sale of a maximum 50,000 shares to be issued in any calendar year, although shares not issued in any period may be carried over and offered in succeeding periods. If the total number of shares for which employees elect to purchase exceeds the number of shares then available under the Purchase Plan (after deduction of all shares that have been purchased), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.

    ELIGIBLE EMPLOYEES. Full-time employees of the Company or any of its subsidiaries are eligible if they meet certain conditions. To be eligible, the employee must have completed six months of employment and the employee's customary employment must be greater than 20 hours per week; and more than five months in any calendar year. Any employee who owns (or would own through participation in the Purchase Plan) shares representing 5% or more of the total combined voting power or value of all classes of shares of the Company or its subsidiary corporations is not permitted to participate in the Purchase Plan.

    OFFERING PERIODS. Each offering period is a six-month period, with a total of twelve separate consecutive six-month offerings under the Purchase Plan. The first offering shall commence on July 1, 1996. Thereafter, offerings shall commence on each subsequent January 1 and July 1, and the final offering under the Purchase Plan shall commence on January 1, 2001 and terminate on June 30, 2001.

    PRICE PER SHARE. The purchase price per share shall be the lesser of (1) 85% of the fair market value of the stock on the offering date; or (2) 85% of the fair market value of the stock on the last business day of the offering. Fair market value shall mean the closing bid price as reported on the Nasdaq Stock Market.

    PAYROLL DEDUCTIONS AND PURCHASE OF SHARES. Each eligible employee will be allowed to deduct up to 10% (and such lesser percentage as permitted by the Compensation Committee) of his or her base pay for purchase of shares under the Purchase Plan. Base pay means regular straight time earnings, plus bonuses and overtime payments, and payments for incentive compensation. Amounts deducted from each participating employee will be credited to an account held by the Company and accumulated for the purpose of purchasing stock under the Purchase Plan. On each date of exercise, the entire amount in each participating employee is used to purchase whole shares of common stock. The funds allocated to an employee's account shall remain the property of the respective employee at all times but may be commingled with the general funds of the Company. No participant may purchase stock the fair market value of which exceeds $25,000 during any calendar year.

    TERMINATION OF PARTICIPATION. Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the balance in the account of a participating employee shall be paid to the employee or his or her estate. Any participating employee may withdraw from an offering at any time prior to the last business day of such offering, in which event the Company will refund the entire balance of his or her deductions as soon as practicable thereafter.

    STOCK OWNERSHIP. Shares purchased by each participant will be deposited into an account established in the participant's name at a stock brokerage or other financial services firm designated by the Company. A participant is free to sell or transfer the shares at any time.

    AMENDMENT OR DISCONTINUANCE OF THE PURCHASE PLAN. The Board shall have the right to amend, modify, or terminate the Purchase Plan at any time without notice, except that amendments and termination will not affect the offering period then in effect. In addition, amendments of the Purchase Plan will not, except for adjustments related to changes in the Company's capitalization, increase the total number of shares to be offered unless shareholder approval is obtained.

    ADMINISTRATION. The Purchase Plan will be administered by the Board and has the power to make, administer, and interpret such rules and regulations as it deems necessary to administer the Purchase Plan.

    TERMINATION OF THE PURCHASE PLAN. The Purchase Plan will terminate at the earliest of the following: (1) June 30, 2001; (2) dissolution of the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation (other than a merger to a related entity), provided that prior to such event the Company may permit a participating employee to purchase shares with moneys in his or her account; (3) the date the Board terminates the Purchase Plan; and (4) the date when all shares reserved under the Purchase Plan have been purchased.

    NO  VESTING  OR OTHER  RESTRICTIONS  ON SALE  OF  STOCK PURCHASED  UNDER THE
PURCHASE PLAN.   The  Purchase Plan  is  intended to  provide common  stock  for investment and not for resale. The Company will not impose any vesting restrictions and does not intend to restrict or influence any employee in the conduct of his or her own affairs. An employee, therefore, may sell stock purchased under the Purchase Plan at any time he chooses, subject to compliance with any applicable Federal or state securities laws. The shares subject to the Purchase Plan will be registered under applicable federal and state securities laws.

FEDERAL AND STATE INCOME TAX CONSEQUENCES RELATING TO THE PURCHASE PLAN

    The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The following discussion summarizes the principal anticipated federal and state income tax consequences of purchases of stock under the Purchase Plan to participants and to the Company.

    If a Purchase Plan participant is an employee of the Company at all times during the period beginning with the date of grant and ending on the day three months before an option awarded under the Purchase Plan is exercised (a "qualified employee"), no federal or state income tax liability to the employee will result on the grant or exercise of such option. Instead, the employee will be liable for federal and state income tax on disposition of the stock acquired on exercise of such option.

    If a qualified employee holds stock acquired as the result of exercise of an option awarded under the Purchase Plan for at least (i) two years after the option was granted (January 1 or July 1 of the pertinent year), and (ii) one year after the stock was acquired (the "required holding periods"), gain recognized on a disposition of such stock will be taxed to him as follows. An amount of such gain equal to the lesser of (1) the excess of the fair market value of the stock at the time the option was granted over the purchase price and (2) the amount by which the fair market value of the stock at the time of disposition exceeds the purchase price, will be treated as ordinary compensation income. Any additional gain on such disposition will be taxed as long-term capital gain. If the sale price is less than the purchase price, then no ordinary income will be realized on such disposition and the employee will realize a long-term capital loss.

    If an employee sells such stock before the expiration of the required holding periods, he will recognize ordinary compensation income to the extent of the difference between the purchase price and the fair market value of the stock at the date the option was exercised. If the stock is sold for a price greater than the fair market value of the stock at the date the option was exercised, any gain in excess of that described in the previous sentence will be capital gain (long-term capital gain if the disposition occurs more than 1 year after exercise). Conversely, if the sale price is less than the fair market value of the stock at the date of exercise, the employee will be allowed a capital loss equal to any such difference (but will still be required to recognize compensation income equal to the difference between the purchase price and fair market value on date of exercise).

    Should an employee die while owning stock acquired under the Purchase Plan, ordinary income must be reported on his or her final federal and state income tax return. This amount will be the lesser of (1) the amount by which the fair market value of the stock at the time the option was granted exceeded the purchase price, or (2) the amount by which the fair market value of the stock at the time of the employee's death exceeds the purchase price.

    Even though an employee who has held stock acquired under the Purchase Plan for the required holding periods must treat part of his or her gain on the disposition of his stock as ordinary income, the Company may not claim a deduction for such amount. However, where an employee disposes of stock before the end of the required holding periods, an amount equal to the income which the employee must report as ordinary income will be allowed as a deduction to the Company in the year of the early disposition.

    The foregoing describes the treatment of Purchase Plan participants who are qualified employees. A Purchase Plan participant who is not a qualified employee will not be taxable on the grant of an option under the Purchase Plan but will be taxable on the exercise of such an option on an amount equal to the excess of the fair market value of the stock acquired at the time the option was exercised over the purchase price. Such amount will be treated as ordinary compensation income. Any gain recognized on the disposition of such stock will be treated as capital gain (long-term capital gain if the disposition occurs more than one year after exercise). The Company will be allowed deduction at the time of exercise equal to the compensation income recognized by the employee.

PROPOSAL 4.  RATIFICATION OF SELECTION OF AUDITORS

    The Board of Directors will request that the shareholders ratify its selection of BDO Seidman, LLP, independent auditors, to examine the consolidated financial statements of the Company for the calendar year ending December 31, 1996. BDO Seidman, LLP examined the consolidated financial statements of the Company for the calendar year ended December 31, 1995. Representatives of BDO Seidman, LLP will be present at the Annual Meeting to make a statement if they desire to do so and respond to questions by shareholders. The affirmative vote of a majority of the shares represented at the meeting is required for the ratification of the Board's selection of BDO Seidman, LLP as the Company's independent auditors for the calendar year ending December 31, 1996. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                             EXECUTIVE COMPENSATION

    The following tables set forth compensation paid by the Company for services rendered in the Company's last three completed fiscal years ended December 31, 1995, to the Company's chief executive officer and the highest paid executive officers of the Company whose total compensation exceeded $100,000.

                         SUMMARY COMPENSATION TABLE (1)

                                                                                                         LONG-TERM
                                                                                                       COMPENSATION
                                                                                                          AWARDS
                                                                             ANNUAL COMPENSATION       -------------
                                                                        -----------------------------   SECURITIES
                                                                                          OTHER         UNDERLYING
                                                                                          ANNUAL         OPTIONS/
NAME AND PRINCIPAL POSITION                                    YEAR     SALARY ($)   COMPENSATION ($)    SARS (#)
- -----------------------------------------------------------  ---------  -----------  ----------------  -------------
Glenn A. Welstad ..........................................       1995  $   375,000
 President and                                                    1994      216,653
 Chief Executive Officer                                          1993      120,000                         459,970
John Coghlan ..............................................       1995  $   110,558     $   27,800(1)
                                                                  1994       59,192         21,400
                                                                  1993       30,000         26,400          128,466

- ------------------------

(1) The "Other Compensation" listed for John Coghlan includes $27,800 in 1995, $21,400 in 1994 and $26,400 in 1993, respectively, of compensation paid for consulting services as the Company's accountant. Management has represented that the amount paid is comparable to the cost of such services if rendered by an unrelated party, and the amount paid is the fair market value of the services received. Effective on October 31, 1995, Mr. Coghlan resigned as an employee, officer, and director of the Company.

    The stock options granted to the named executives in 1993 were exercised on the date of the grant and the shares have been issued. Consequently, the executives will realize the value of appreciation in the shares, if any.

    The Company's executives also received in their capacity as shareholders of preferred stock $40,080 in 1995, 1994 and 1993 in dividends declared payable to the preferred shareholders in December, 1994 and 1993, and paid in January, 1995 and 1994, respectively.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

    The Company's executive compensation is determined by a compensation committee (the "Compensation Committee") comprised of the three members of the Board of Directors. Compensation is determined by the Compensation Committee using comparative statistics from other temporary help businesses. On January 1, 1994, the Company entered into an employment agreement with its Mr. Welstad. The terms of the employment agreement were intended to provide an objective basis on which future compensation can be determined. The Compensation Committee determined that the employment agreements were reasonable at the time executed and that the compensation formula set out meets the criteria for fair compensation in future periods. Subsequently, in connection with the negotiation of a long term debt financing, the Company renegotiated the compensation of its Chief Executive Officer and as indicated above, a new employment agreement was entered into. Mr. Coghlan also resigned as an officer and director of the Company in October, 1995, and his employment agreement was replaced with a consulting arrangement. The Compensation Committee considers the new agreements, as well as the compensation paid to the Company's executive officers, to be fair and reasonable.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers, and persons who own beneficially more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership, with the Securities and Exchange Commission. Copies of all reports are required to be furnished to the Company pursuant to Section 16(a). Based on the reports received by the Company, and on written representations from the reporting persons, the Company believes that the directors, officers, and greater than ten percent beneficial owners, complied with all applicable reporting requirements during the year ended December 31, 1995, except as noted below.

    Two directors were appointed during the year, and in the course of implementing the Company's Section 16(a) Compliance policies, the directors were not advised of and steps were not taken to assist the Directors in preparing and filing the Initial Statement of Beneficial Ownership on Form 3. In addition, because these new directors were not yet included in the compliance process, certain sales which took place after these individuals became directors, were not reported on Form 4, Statement of Changes in Beneficial Ownership, in a timely fashion. Mr. Thomas McChesney's Form 3 was due on July 31, 1995, as a result of his election to the Board of Directors on July 20, 1995. Through an oversight, the Form 3 was not filed until December 5, 1995. In addition, sales of 2,000 shares on August 24, 1995, 1,000 shares on September 12, 1995, and 1,000 shares on October 3, 1995, should have been reported on Form 4's due on September 10, October 10, and November 10, 1995, respectively. These Form 4's were filed at the same time as the Form 3 on December 5, 1995. Since filing the delinquent forms, Mr. McChesney has filed all other required reports in a timely manner. Mr. Robert Sullivan's Form 3 was due on April 25, 1995, but was not filed until December 14, 1995. All required

- ------------------------
* The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

Form 4's were timely filed by Mr. Sullivan. At this time, to the knowledge of Management of the Company, all required reports under Section 16(a) have been filed by the Company's officers and directors.

    While primary responsibility for Section 16(a) compliance rests with the reporting persons, the Company anticipates that the implementation of its
Section 16(a) compliance program will substantially alleviate the non-compliance issues addressed above. The Company has now provided each officer and director with a Memorandum and various forms designed to assist them in complying with
Section 16(a) in the future.

PERFORMANCE GRAPH

    The following graph depicts the Company's stock price performance from January 1, 1994 through June 30, 1996 (LBOR), relative to the performance of certain publicly traded employment services companies, and of the Nasdaq Stock Market (U.S. Companies). All indices shown in the graph have been reset to a base of 100 as of January 1, 1994, and assume an investment of $100 on that date and the reinvestment of dividends, if any, paid since that date. The lines represent calendar year end index levels; if the Company's calendar year ended on a Sunday, the preceding trading day was used.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  LBOR       COMPS      NASDAQ
Jan. 1, 1994          100        100         100
Jan. 1, 1995       352.38     131.11       96.80
Jan. 1, 1996       914.24     166.78      135.44
June 30, 1996     1599.92     224.67      152.55

                                             LBOR       COMPS**      NASDAQ
January 1, 1994                                100         100          100
January 1, 1995                               352.38       131.11        96.8
January 1, 1996                               914.24       166.78       135.44
June 30, 1996                               1,599.92       224.67       152.55

- ------------------------------
** This index represents the cumulative total return of the Company and the following corporations providing temporary or permanent employment services: CDI Corp., Kelly Services, Inc., Manpower Inc., The Olsten Corporation, AccuStaff, Robert Half International, and Uniforce Temporary Personnel, Inc. Many of the Company's competitors are privately-held, and none of the selected corporations specializes, as does the Company, primarily in the temporary placement of personnel in manual labor jobs. However, the selected corporations, which for the most part are general employment agencies and therefore not comparable to the Company, constitute the best approximation of a peer group among public companies.

                           PROPOSALS OF SHAREHOLDERS

    Shareholder proposals to be presented at the Company's next Annual Meeting of Shareholders and included in the Company's Proxy Statement relating to such meeting must be received by the Company at its executive offices no later than February 1, 1997.

                                 OTHER BUSINESS

    It is not intended by the Board of Directors to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

                           FORM 10-K REPORT AVAILABLE

    A copy of the Company's annual report on Form 10-K, as amended, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders upon request to Chief Financial Officer, Labor Ready, Inc., 2156 Pacific Avenue, Tacoma, Washington 98402; telephone: (206) 383-9101

                                          LABOR READY, INC.
                                          By Order of the Board of Directors

                                                         [LOGO]
                                          Ronald L. Junck
                                          SECRETARY

Tacoma, Washington
July 19, 1996

                                                                       EXHIBIT A

                                1996 LABOR READY

                    EMPLOYEE STOCK OPTION AND INCENTIVE PLAN

ARTICLE 1. PURPOSE AND DURATION

    1.1 PURPOSE. The purpose of the 1996 Labor Ready Stock Option and Incentive Plan (the "Plan") is to further the growth, development and financial success of Labor Ready, Inc. (the "Company") and its Subsidiaries by aligning the personal interests of key employees, through the ownership of shares of the Company's Common Stock and through other incentives, to those of the Company's shareholders. The Plan is further intended to provide flexibility to the Company in its ability to compensate key employees and to motivate, attract and retain the services of such key employees who have the ability to enhance the value of the Company and its Subsidiaries. In addition, the Plan provides for incentive awards to key employees of Affiliates in those cases where the success of the Company or its Subsidiaries may be enhanced by the award of incentives to such persons.

    The Plan permits the granting of Stock Options, Stock Appreciation Rights and Other Stock Based Awards.

    1.2 DURATION. Subject to ratification by an affirmative vote of a majority of the Shares present and entitled to vote at any meeting of shareholders of the Company, the Plan, if so approved, shall be deemed effective with the approval of the Board of Directors of the Company on June 11, 1996 (the "Effective Date"), and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 9 herein and the availability of Shares subject to the Plan, until June 11, 2006 (the "Termination Date"). No Award may be granted under the Plan on or after the Termination Date, but Awards made prior to the Termination Date may be exercised, vested or otherwise effectuated beyond that date unless otherwise limited.

ARTICLE 2. DEFINITIONS

    2.1 DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

    "AFFILIATE" means any corporation (other than a Subsidiary), partnership, association, joint venture or other entity in which the Company or any Subsidiary participates directly or indirectly in the decisions regarding the management thereof or the production or marketing of products or services.

    "AWARD" means, individually or collectively, a grant under this Plan of Stock Options, Stock Appreciation Rights or Other Stock Based Awards.

    "AWARD AGREEMENT" means the document which evidences an Award and which sets forth the terms, conditions and limitations relating to such Award.

    "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

    "CHANGE IN CONTROL" means (a) a merger or consolidation wherein the Company is not the surviving corporation, which merger or consolidation is not between or among the Company and any Affiliates or Subsidiaries, (b) a tender offer or takeover bid for the Shares (other than a tender offer by the Company) subject to the Exchange Act and the rules promulgated thereunder, (c) a sale of substantially all the assets of the Company, and (d) the dissolution of the Company.

    "CODE" means the Internal Revenue Code of 1986, as amended from time to time or any successor Code thereto.

    "COMMITTEE" means the group of three or more individuals administering the Plan, which shall be the Compensation Committee of the Board (or such members of the Compensation Committee, including at least two (2) Directors, who qualify as both "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule thereto and "outside directors" under Section 162 of the Code) or any other committee of the Board, consisting of at least two (2) Directors and others, all of whom are "disinterested persons," and "outside directors" and performing similar functions as appointed from time to time by the Board and constituted so as to permit the Plan to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto and Section 162 of the Code.

    "COMPANY" means Labor Ready, Inc., a Washington corporation.

    "CONSULTANT" means an individual who performs services for the Company, a Subsidiary or any Affiliate as an independent contractor.

    "DIRECTOR" means a member of the Board of Directors of Company.

    "DIRECTOR OPTION" means a Nonqualified Stock Option granted to a Director, as further described at Section 6.4.

    "EFFECTIVE DATE" means June 11, 1996.

    "ELIGIBLE EMPLOYEE" means any executive, managerial, professional, technical or administrative employee of the Company, any Subsidiary or any Affiliate who is expected to contribute to its success.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

    "FAIR MARKET VALUE" means the fair market value of the Company's Shares, which shall be determined by the Board or, in the event that the Shares are listed on any national exchange, over-the-counter, or other stock trading market, then, as of any time, based upon the prevailing bid price of the Shares as of such time, or, if none, the closing sale price.

    "INCENTIVE  STOCK OPTIONS" or "ISO" means a Stock Option granted pursuant to
Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

    "NONQUALIFIED STOCK OPTION" or "NQSO" means a Stock Option granted pursuant to Article 6 herein, which is not intended to be an Incentive Stock Option.

    "OTHER STOCK BASED AWARD" means an Award, granted pursuant to Article 6 herein, other than a Stock Option or SAR, that is paid with, valued in whole or in part by reference to, or is otherwise based on Shares.

    "PARTICIPANT" means an Eligible Employee or Consultant selected by the Committee to receive an Award under the Plan, or a Director who receives Director Options under the Plan.

    "PLAN" means the 1996 Labor Ready Employee Stock Option and Incentive Plan.

    "SHARES" means the issued or unissued shares of the common stock, no par value, of the Company.

    "STOCK APPRECIATION RIGHT" or "SAR" means the grant, pursuant to Article 6 herein, of a right to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more Shares and the exercise price of such Shares under the terms of such Stock Appreciation Right.

    "STOCK OPTION" means the grant, pursuant to Article 6 herein, of a right to purchase a specified number of Shares during a specified period at a designated price, which may be either an Incentive Stock Option or a Nonqualified Stock Option.

    "SUBSIDIARY" means a corporation as defined in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

    "TERMINATION DATE" means the earlier of the date on which all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions, the date the Plan is terminated pursuant to Article 9, or June 26, 2006.

    "WITHHOLDING EVENT" means an event related to an Award which results in the Participant being subject to taxation at the federal, state, local or foreign level.

ARTICLE 3. ADMINISTRATION

    3.1 AUTHORITY. The Plan shall be administered by the Committee which shall have full and exclusive power, except as limited by law or by the Articles of Incorporation or Bylaws of the Company, as amended, and subject to the provisions herein, to:

        (a) select Eligible Employees and Consultants to whom Awards are granted;

        (b) determine the size and types of Awards;

        (c) determine the terms and conditions of such Awards in a manner consistent with the Plan;

        (d) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, shares, or other Awards, or other property or canceled, forfeited or suspended;

        (e) construe and interpret the Plan and any agreement or instrument entered into under the Plan;

        (f) establish, amend or waive rules and regulations for the Plan's administration;

        (g) amend (subject to the provisions of Section 4.4 and Article 9 herein) the terms and conditions, other than price (which amendment may be made only by the Board of Directors of the Company pursuant to Article 9), of any outstanding Award to the extent such terms and conditions are within its discretion;

        (h) provide in the terms of the Award Agreements for acceleration of exercise or removal of restrictions on exercise in the event of a Change in Control of the Company; and

        (i) make all other determinations which may be necessary or advisable for the administration of the Plan.

    All Awards hereunder shall be made by the Committee.

    3.2 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries and Affiliates, its shareholders, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

    4.1  NUMBER OF  SHARES.  Subject  to adjustment as  provided in Section  4.4 herein, the number of Shares that may be issued under the Plan shall not, together with the aggregate number of Shares issued pursuant to the 1996 Labor Ready Stock Purchase Plan, exceed 500,000 Shares. The actual number of Shares to be issued under this Plan shall be determined in the discretion of the Board of Directors. A maximum of fifteen percent (15%) of the Shares authorized under this Plan may be issued pursuant to Other Stock Based Awards. The Shares may consist, in whole or in part, of authorized and unissued Shares, or of treasury Shares. No fractional Shares shall be issued under the Plan; provided, however, that cash may be paid in lieu of any fractional Shares in settlements of Awards under the Plan.

    For purposes of determining the number of Shares available for issuance under the Plan:

        (a) The grant of an Award shall reduce the authorized pool of Shares by the number of Shares subject to such Award while such Award is outstanding, except to the extent that such an Award is in tandem with another Award covering the same or fewer Shares.

        (b) Any Shares tendered by a Participant in payment of the price of a Stock Option or stock option exercised under any other Company plan shall be credited to the authorized pool of Shares.

        (c) To the extent that any Shares covered by SARs are not issued upon the exercise of such SAR, the authorized pool of Shares shall be credited for such number of Shares.

        (d) To the extent that an Award is settled in cash or any form other than in Shares, the authorized pool of Shares shall be credited with the appropriate number of Shares represented by such settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

        (e) If Shares are used to pay dividends and dividend equivalents in conjunction with outstanding Awards, an equivalent number of Shares shall be deducted from the Shares available for issuance.

    4.2 LAPSED AWARDS. If any Award granted under the Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under the Plan; except, however, to the extent that such Award was granted in tandem with another Award, any Shares issued pursuant to the exercise or settlement of such other Award shall not be credited back. In the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

    4.3 EFFECT OF ACQUISITION. Any Awards granted by the Company in substitution for awards or rights issued by a company whose shares or assets are acquired by the Company or a Subsidiary shall not reduce the number of Shares available for grant under the Plan.

    4.4 ADJUSTMENTS IN AUTHORIZED SHARES. Subject to specific provisions in any Award Agreement, in the event of any merger, reorganization, consolidation, recapitalization, separation, spin-off, liquidation, stock dividend, split-up, Share combination or other change in the corporate or capital structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number; and provided further that, with respect to Incentive Stock Options, except with Board approval and in compliance with Article 9, no adjustment shall be authorized by the Committee to the extent such adjustment would (i) cause the Plan to violate Section 422 of the Code, or (ii) constitute a "modification" within the meaning of Section 424(h)(3) of the Code, or any successor provision thereto, with the effect that such modification, if applied, would be considered the granting of a new option under Section 424(h)(1) of the Code, or any successor provision thereto.

    4.5 COMMITTEE DETERMINATION. In determining the number of Shares available for issuance under the Plan as contemplated by this Article 4, the Committee shall interpret and apply the provisions of this Article so as to permit the Plan to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto.

ARTICLE 5. PARTICIPATION

    5.1 SELECTION OF PARTICIPANTS. Subject to the provisions of the Plan, the Committee, from time to time, may select from all Eligible Employees and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Employee or Consultant shall have the right to receive an Award under the Plan, or, if selected to receive an Award, the right to continue to receive same. Further, no Participant shall have any rights, by reason of the grant of any award under the Plan to continued employment by the Company or any Subsidiary or Affiliate. There is no obligation for uniformity of treatment of Participants under the Plan.

    5.2 AWARD AGREEMENT. All Awards granted under the Plan shall be evidenced by an Award Agreement that shall specify the terms, conditions, limitations and such other provisions applicable to the Award as the Committee shall determine; provided, however, that each Award shall provide for the acceleration of any vesting or similar requirements upon a Change in Control.

ARTICLE 6. AWARDS

    Except as otherwise provided for in Section 3.1 herein, Awards may be granted by the Committee to Eligible Employees, and Consultants in the case of Awards other than Incentive Stock Options, at any time, and from time to time as the Committee shall determine. The Committee shall have complete discretion in determining the number of Awards to grant (subject to the Share limitations set forth in Section 4.1 herein) and, consistent with the provisions of the Plan, the terms, conditions and limitations pertaining to such Awards.

    The Committee may provide that the Participant shall have the right to utilize Shares to pay all or any part of the purchase price of the exercise of any Stock Option or option to acquire Shares under any other incentive compensation plan of the Company, if permitted under such plan; provided, however, that the number of Shares, bearing restrictive legends, if any, which are used for such exercise, shall be subject to the same restrictions following such exercise.

    6.1 STOCK OPTIONS. Stock Options may be granted at an exercise price established by the Compensation Committee, which, in the case of Incentive Stock Options, shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Stock Option is granted. In the case of Director Options granted pursuant to Section 6.4 herein, the exercise price shall be 100% of the Fair Market Value of a Share on the date the Director Option is granted.

    In the case of an Incentive Stock Option granted to an Eligible Employee who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Subsidiaries, the exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Incentive Stock Option is granted, and the Incentive Stock Option by its terms shall not be exercisable after the expiration of five (5) years from the date of grant.

    Except as provided in the preceding paragraph, a Stock Option may be exercised at such times as may be specified in an Award Agreement, in whole or in installments, which may be cumulative and shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date granted. Prior to the exercise of a Stock Option, the holder thereof shall not have any rights of a shareholder with respect to any of the Shares covered by the Stock Option.

    Stock Options shall be exercised by the delivery of a written notice of exercise to the Chief Financial Officer of the Company, or such other person as may be specified by the Committee, that sets forth the number of Shares with respect to which the Stock Option is to be exercised, accompanied by full payment of the total Stock Option price and any required withholding taxes. Payment shall be made either (a) in cash or its equivalent, (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total price of the Stock Option, or (c) by a combination of (a) and
(b). The Committee also may allow exercises to be made with the delivery of payment as permitted under Federal Reserve Board Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The Committee may provide that the exercise of a Stock Option, by tendering previously acquired shares, will entitle the exercising Participant to receive another Stock Option covering the same number of shares tendered and with a price of no less than the Fair Market Value on the date of grant of such replacement Stock Option.

    6.2 STOCK APPRECIATION RIGHTS. SARs may be granted, at a price which shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted, either in tandem with a Stock Option, such that the exercise of the SAR or related Stock Option will result in a forfeiture of the right to exercise the related Stock Option for an equivalent number of shares, or independently of any Stock Option.

    An SAR may be exercised at such times as may be specified in an Award Agreement, in whole or in installments, which may be cumulative and shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable later than ten (10) years after the date granted.

    SARs shall be exercised by the delivery of a written notice of exercise to the Chief Financial Officer of the Company, or such other person as may be specified by the Committee, that sets forth the number of Shares with respect to which the SAR is to be exercised.

    6.3 OTHER STOCK BASED AWARDS. Other Stock Based Awards may be granted to such Eligible Employees, or Consultants where permitted by law, as the Committee may select, at any time and from time to time as the Committee shall determine. The Committee shall have complete discretion in determining the number of Shares subject to such Awards (subject to the Share limitations set forth in Section
4.1 herein), the consideration for such Awards and the terms, conditions and limitations pertaining to same including, without limitation, restrictions based upon the achievement of specific business objectives, tenure, and other measurements of individual or business performance, and/or restrictions under applicable federal or state securities laws, and conditions under which same will lapse. Such Awards may include the issuance of Shares in payment of amounts earned under other incentive compensation plans of the Company. The terms, restrictions and conditions of the Award need not be the same with respect to each Participant.

    The Committee, at its sole discretion, may direct the Company to issue Shares subject to such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

    6.4 DIRECTOR OPTIONS. Nonqualified Stock Options for 1,000 Shares shall be granted on each January 2 to each Director of the Company who is not an Eligible Employee or Consultant (a "Director Option") and a Director Option in an amount determined by the Board may be granted upon the initial appointment or election of a Director of the Company, as follows:

        (a) Each Director Option may be exercised any time after six (6) months from the date of its grant to ten (10) years from such date, at which time the Director Option shall lapse and be of no force and effect.

        (b) The exercise price of Director Options shall be one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

        (c) Director Options may be exercised only in whole.

        (d) Director Options are intended to meet the conditions of "Formula Awards" under paragraph (c)(2)(ii) of Rule 16b-3 under the Exchange Act, or any successor rule thereto, with the result that Directors who are not Eligible Employees or Consultants shall continue to be "disinterested persons" within the meaning of said Rule though they may be granted Director Options hereunder. These provisions relating to Director Options shall be interpreted accordingly, and may not be amended more than once ever six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

ARTICLE 7. DIVIDENDS AND DIVIDEND EQUIVALENTS

    The Committee may provide that Awards earn dividends or dividend equivalents. Such dividend equivalents may be paid currently or may be credited to an account established by the Committee under the Plan in the name of the Participant. In addition, dividends or dividend equivalents paid on outstanding Awards or issued Shares may be credited to such account rather than paid currently. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents.

ARTICLE 8. DEFERRALS AND SETTLEMENTS

    Payment of Awards may be in the form of cash, Shares, other Awards, or in such combinations thereof as the Committee shall determine at the time of grant, and with such restrictions as it may impose. Payment may be made in a lump sum or in installments as prescribed by the Committee. The Committee may also require or permit Participants to elect to defer the issuance of Shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in Shares.

ARTICLE 9. AMENDMENT, MODIFICATION AND TERMINATION

    9.1 AMENDMENT, MODIFICATION AND TERMINATION. The Committee may terminate, amend or modify the Plan at any time and from time to time, with the approval of the Board of Directors. The termination, amendment or modification of the Plan may be in response to changes in the Code, the Exchange Act, national securities exchange regulations or for other reasons deemed appropriate by the Committee. However, without the approval of the shareholders of the Company, no amendment or modification may:

        (a) Materially increase the total amount of Shares which may be issued under the Plan, except as provided in Sections 4.3 and 4.4 herein;. or

        (b) Cause the Plan not to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto.

    9.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Any amendment which would change the exercise price of any outstanding Awards (other than pursuant to Section 4.4) must be approved by the Board of Directors.

ARTICLE 10. WITHHOLDING

    10.1 TAX WITHHOLDING. The Company stall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount in cash or Shares having a Fair Market Value sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any Withholding Event which occurs because of a grant, exercise or payment made under or as a result of the Plan.

    10.2 SHARE WITHHOLDING. Upon a Withholding Event, the Committee may require one or more classes of Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value, on the date the tax is to be determined, equal to the amount of withholding (federal, FICA, state or local) which is required by law. Absent such a mandate, the Committee may allow a Participant to elect Share withholding for tax purposes subject to such terms and conditions as the Committee shall establish.

ARTICLE 11. TRANSFERABILITY

    No Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. Further, all Awards granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by the Participant. Notwithstanding the foregoing, the designation of a beneficiary by a Participant does not constitute a transfer.

ARTICLE 12. INDEMNIFICATION

    Each person who is or shall have been a member of the Committee, or of the Board of Directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 13. UNFUNDED PLAN

    The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property or assets of the Company.

ARTICLE 14. SUCCESSORS

    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 15. SECURITIES LAW COMPLIANCE

    The Plan is intended to comply with all applicable conditions of Rule 16b-3 or any successor rule thereto under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Further, each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

ARTICLE 16. REQUIREMENTS OF LAW

    16.1 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be require.

    16.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    16.3 GOVERNING LAW. To the extent not preempted by federal law, the Plan and all Award Agreements, shall be construed in accordance with and governed by the laws of the State of Washington.

                                                                       EXHIBIT B

                               LABOR READY, INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

    Labor Ready, Inc. (the "Company") does hereby establish its 1996 Employee Stock Purchase Plan as follows:

    1. PURPOSE OF THE PLAN; EFFECTIVE DATE. The purpose of this Plan is to provide eligible employees of the Company who wish to become shareholders in the Company a convenient method of doing so. It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. This Plan shall not be effective until approved by the holders of a majority of the Company's common stock, which approval must occur (if at all) within 12 months of the adoption of this Plan by the Board of Directors. If not so approved, the Plan and any rights granted hereunder shall be void and of no effect.

    2.  DEFINITIONS.

    2.1 "Base pay" means regular straight time earnings, plus review cycle bonuses and overtime payments, payments for incentive compensation, and other special payments except to the extent that any such item is specifically excluded by the Board of Directors of the Company (the "Board").

    2.2 "Account" shall mean the funds accumulated with respect to an individual employee as a result of deductions from his paycheck for the purpose of purchasing stock under this Plan. The funds allocated to an employee's account shall remain the property of the respective employee at all times but may be commingled with the general funds of the Company.

    3. EMPLOYEES ELIGIBLE TO PARTICIPATE. Any employee of the Company or any of its subsidiaries who is in the employ of the Company on one or more offering dates is eligible to participate in the Plan, provided that they have been employed by the Company for at least 6 months as of the commencement date of an offering, except: (a) employees whose customary employment is less than 20 hours per week; and (b) employees whose customary employment is for not more than five months in any calendar year. With respect to any employee subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Company may impose such conditions on the grant or exercise of any rights hereunder necessary to satisfy the requirements of such statute or applicable regulations.

    4. OFFERINGS. There will be twelve separate consecutive six-month offerings pursuant to the Plan. The first offering shall commence on January 1, 1996. Thereafter, offerings shall commence on each subsequent January 1 and July 1, and the final offering under this Plan shall commence on July 1, 2000 and terminate on December 31, 2000. In order to become eligible to purchase shares, an employee must sign an Enrollment Agreement, and any other necessary papers on or before the commencement date (January 1 or July 1) of the particular offering in which he wishes to participate. Participation in one offering under the Plan shall neither limit, nor require, participation in any other offering.

    5. PRICE. The purchase price per share shall be the lesser of (1) 85% of the fair market value of the stock on the offering date; or (2) 85% of the fair market value of the stock on the last business day of the offering. Fair market value shall mean the closing bid price as reported on the National Association of Securities Dealers Bulletin Board System, or, if applicable, the National Association of Securities Dealers Automated Quotation System or, if the stock is traded on a stock exchange, the closing price for the stock on the principal such exchange.

    6. OFFERING DATE. The "offering date" as used in this Plan shall be the commencement date of the offering, if such date is a regular business day, or the first regular business day following such commencement date. A different date may be set by resolution of the Board.

    7. NUMBER OF SHARES TO BE OFFERED. Subject to adjustment as provided herein, the number of Shares that may be issued under the Plan shall not, together with the aggregate number of Shares issued pursuant to the 1996 Labor Ready Stock Option and Incentive Plan, exceed 500,000 Shares. The actual number of Shares to be issued under this Plan shall be determined in the discretion of the Board of Directors. The shares to be sold to participants under the Plan will be common stock of the Company. If the total number of shares for which options are to be granted on any date in accordance with Section 10 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly and the Company shall give written notice of such reduction to each employee affected thereby.

    8.  PARTICIPATION.

    8.1 An eligible employee may become a participant by completing an Enrollment Agreement provided by the Company and filing it with the Human Resources Department prior to the commencement of the offering to which it relates.

    8.2 Payroll deductions for a participant shall commence on the offering date, and shall end on the termination date of such offering unless earlier terminated by the employee as provided in Paragraph 14.

    9.  PAYROLL DEDUCTIONS.

    9.1 At the time a participant files his authorization for a payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an offering at a percentage of his base pay as may be from time to time set by the Board; provided such percentage shall not exceed 10%.

    9.2 All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account nor may payment for shares be made other than by payroll deduction.

    9.3 A participant may discontinue his participation in the Plan as provided in Section 14, but no other change can be made during an offering and, specifically, a participant may not alter the rate of his payroll deductions for that offering.

    10. GRANTING OF OPTION. On the offering date, this Plan shall be deemed to have granted to the participant an option for as many full shares as he will be able to purchase with the payroll deductions credited to his account during his participation in that offering. Notwithstanding the foregoing, no participant may purchase stock the fair market value of which exceeds $25,000 during any calendar year.

    11. EXERCISE OF OPTION. Each employee who continues to be a participant in an offering on the last business day of that offering shall be deemed to have exercised his option on such date and shall be deemed to have purchased from the Company such number of full shares of common stock reserved for the purpose of the Plan as his accumulated payroll deductions on such date will pay for at the option price.

    12. EMPLOYEE'S RIGHTS. No participating employee shall have any right as a shareholder with respect to any shares until the shares have been purchased in accordance with Section 11 above and the stock has been issued by the Company. Neither the adoption of this Plan nor the granting of rights pursuant to it shall be deemed to create any right in any employee to be retained or continued in the employment of the Company or any subsidiary.

    13.  EVIDENCE OF STOCK OWNERSHIP.

    13.1 Promptly following the end of each offering, the number of shares of common stock purchased by each participant shall be deposited into an account established in the participant's name at a stock brokerage or other financial services firm designated by the Company (the "ESPP Broker").

    13.2 The participant may direct, by written notice to the Company at the time of his enrollment in the Plan, that his ESPP Broker account be established in the names of the participant and one other person designated by the participant, as joint tenants with right of survivorship, tenants in common, or community property, to the extent and in the manner permitted by applicable law.

    13.3 A participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the US Internal Revenue Code of 1986, as amended (the "Code")) of the shares in his account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the participant's account at the ESPP Broker until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, the participant may move those shares to another brokerage account of participant's choosing or request that a stock certificate be issued and delivered to him.

    13.4 A participant who is not subject to payment of U.S. income taxes may move his shares to another brokerage account of his choosing or request that a stock certificate be issued and delivered to him at any time, without regard to the satisfaction of the Section 423(a) holding period.

    14.  WITHDRAWAL.

    14.1 An employee may withdraw from an offering, in whole but not in part, at any time prior to the last business day of such offering by delivering a Withdrawal Notice to the Company, in which event the Company will refund the entire balance of his deductions as soon as practicable thereafter.

    14.2 To re-enter the Plan, an employee who has previously withdrawn must file a new Enrollment Agreement in accordance with Section 8.1. The employee's re-entry into the Plan will not become effective before the beginning of the next offering following his withdrawal, and if the withdrawing employee is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 he may not re-enter the Plan before the beginning of the second offering following his withdrawal.

    15. CARRYOVER OF ACCOUNT. At the termination of each offering the Company shall automatically re-enroll the employee in the next offering, and the balance in the employee's account shall be used for option exercises in the new offering, unless the employee has advised the Company otherwise. Upon termination of the Plan, the balance of each employee's account shall be refunded to him.

    16.  INTEREST.   No interest  will be paid  or allowed on  any money in  the accounts of participating employees.

    17. RIGHTS NOT TRANSFERABLE. No employee shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his account or any rights with regard to the exercise of an option or to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee. If any such action is taken by the employee, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw funds in accordance with Section 14.

    18. TERMINATION OF EMPLOYMENT. Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the balance in the account of a participating employee shall be paid to the employee or his estate.

    19. AMENDMENT OR DISCONTINUANCE OF THE PLAN. The Board shall have the right to amend, modify, or terminate the Plan at any time without notice, provided that no employee's existing rights under any offering already made under Section 4 hereof may be adversely affected thereby, and provided further that no such amendment of the Plan shall, except as provided in Section 20, increase above 500,000 the total number of shares to be offered unless shareholder approval is obtained therefor.

    20. CHANGES IN CAPITALIZATION. In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the common shares of the Company, the Board may make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which an employee is entitled to purchase.

    21. SHARE OWNERSHIP. Notwithstanding anything herein to the contrary, no employee shall be permitted to subscribe for any shares under the Plan if such employee, immediately after such subscription, owns shares (including all shares which may be purchased under outstanding subscriptions under the Plan) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of its parent or subsidiary corporations.

    22. ADMINISTRATION. The Plan shall be administered by the Board. The Board shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Board in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all participants and any and all persons claiming under or through any participant.

    The Board may delegate any or all of its authority hereunder to such committee as it may designate.

    23. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Human Resources Department of the Company or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    24. TERMINATION OF THE PLAN. This Plan shall terminate at the earliest of the following:

    24.1  June 30, 2001;

    24.2 The date of the filing of a Statement of Intent to Dissolve by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among corporations related to the Company. Prior to the occurrence of either of such events, on such date as the Company may determine, the Company may permit a participating employee to exercise the option to purchase shares for as many full shares as the balance of his account will allow at the price set forth in accordance with Section 5. If the employee elects to purchase shares, the remaining balance of his account will be refunded to him after such purchase.

    24.3  The  date the  Board acts  to terminate  the Plan  in accordance  with
Section 19 above.

    24.3  The date when all shares reserved under the Plan have been purchased.

    25. LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN. The Plan is intended to provide common stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his own affairs. An employee, therefore, may sell stock purchased under the Plan at any time he chooses, subject to compliance with any applicable Federal or state securities laws. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

    26. GOVERNMENTAL REGULATION AND REGISTRATION OF SHARES. The Company's obligation to sell and deliver shares of the Company's common stock under this Plan is subject to the approval of, or registration of shares of common stock with, applicable governmental authorities required in connection with the authorization, issuance, or sale of such shares.

                                     PROXY
                     FOR ANNUAL MEETING OF THE SHAREHOLDERS
                               LABOR READY, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The  undersigned  hereby  appoints  Glenn A.  Welstad  and  Ronald  L. Junck
(collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held to be held at 10:00 a.m. (Pacific Daylight Time) on Tuesday, August 20, 1996, at 2342 Tacoma Avenue South, Tacoma, Washington, and at any adjournment thereof

1.  FOR Election of directors: / /

    Glenn A. Welstad, Robert J. Sullivan, Richard W. Gasten, Ralph E. Peterson,
                      Ronald L. Junck and Thomas E. McChesney.

    WITHHOLD AUTHORITY To Vote for the following Directors (write in name):
    ____________________________________________________________________________

2.  Proposal to approve the Company's 1996 Stock Option And Incentive Plan.

               / /  FOR           / /  AGAINST           / /  ABSTAIN

3.  Proposal to approve the Company's 1996 Stock Purchase Plan.

               / /  FOR           / /  AGAINST           / /  ABSTAIN

4. Proposal to ratify the selection of BDO Seidman, LLP as the Company's independent auditors for the calendar year ending December 31, 1996.

               / /  FOR           / /  AGAINST           / /  ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    This proxy when properly signed will be voted and will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.
                                              __________________________________
                                              Signature
                                              __________________________________
                                              Signature, if held jointly

                                              Dated: _____________________, 1996

                                              IMPORTANT   --  PLEASE   SIGN  AND
                                              RETURN PROMPTLY.  When shares  are
                                              held by joint tenants, both should
                                              sign.  When  signing  as attorney,
                                              executor, administrator,  trustee,
                                              or   guardian,  please  give  full
                                              title as such.  If a  corporation,
                                              please sign in full corporate name
                                              by  President or  other authorized
                                              officer. If a partnership,  please
                                              sign  in  partnership  name  by an
                                              authorized person.